Investor Presentation Keefe, Bruyette & Woods 7 th Annual Community Bank Investor Conference August 2006 FCB Bancorp FCB Bancorp Exhibit 99.1

Forward-Looking Statements
This document contains forward-looking statements about the company for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of
1995.  Forward-looking statements are based on management’s knowledge and belief as of today and include information concerning the company’s possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties.  A number of factors, some of which are beyond the company’s ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements.  These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company’s market, (4) higher-
than-expected credit losses, (5) earthquake or other natural disasters impacting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses, (7) unanticipated changes in regulatory, judicial, or legislative tax treatment of business transactions, (8) unknown economic impacts caused by the State of California’s budget shortfall, and (9) economic uncertainty created by worldwide geopolitical unrest, hostilities, terrorist attacks and related events.
Management cannot predict at this time the severity or duration of the effects of the recent business slowdown on our specific business activities and profitability. Weaker or a further decline in capital and consumer spending, and related recessionary trends could adversely affect our performance in a number of ways including decreased demand for our products and services and increased credit losses.  Likewise, changes in deposit interest rates, among other things, could slow the rate of growth or put pressure on current deposit levels.  Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance including the factors that influence earnings.  For a more complete discussion of these risks and uncertainties, see the company’s Annual Report for the year-ended December 31, 2005.

The Management Team
Name Position FCBA Service Banking Experience
C. G. Kum President & CEO 7 Years Over 29 years
Romolo Santarosa EVP & CFO 4 Years Over 15 years
Thomas E. Anthony EVP & CCO 7 Years Over 36 years

Investment Highlights
Attractive High Growth Markets
Ventura, Orange and Los Angeles counties
Experienced Management Team That Knows How to Manage Growth and Risk
Since 1999, a 33% CAGR in Loans
Since 1999, a 26% CAGR in Deposits
Excellent credit quality; net charge-offs averaged $83,000 per year since 1999
Proven Track Record of Building a Strong Core Deposit Franchise
Since 1999, 4 successful de novo branches
A successful purchase and integration of a 3 office, $145 million bank in 2005
Strong core deposits; core deposits averaged 83% of total deposits since 1999

Los Padres National Forest
VENTURA
Ojai
Oak View
Fillmore
Santa Paula
Ventura
Moorpark
Simi Valley
El Rio
Camarillo
Oxnard
Thousand Oaks
Calabasas
Port Hueneme
Westlake Village
Agoura Hills
Santa Monica Mountains National Recreation Area
Santa Clarita
LOS ANGELES
Angeles National Forest
San Gabriel Wilderness
San Fernando
CALIFORNIA
La Canada Flintridge
Altadena
Burbank
Glendale
Pasadena
Glendora
South Pasadena
San Dimas
West Hollywood
Beverly Hills
Rosemead
El Monte
Claremont
Los Angeles
Monterey Park
East Los Angeles
Walnut
Malibu
Santa Monica
View Park
Maywood
Bell Gardens
Rowland Heights
Santa Monica Bay
Inglewood
Cudahy
Downey
La Habra
Willow Brook
Lynwood
Norwalk
Brea
Manhattan Beach
Compton
Placentia
Torrance
Fullerton
Lakewood
West Carson
Stanton
Orange
Lomita
Long Beach
Santa Ana
Rancho Palos Verdes
Seal Beach
Fountain Valley
Tustin
Irvine
Los Angeles Harbor
Huntington Beach
Costa Mesa
Lake Forest
Newport Beach
Laguna Niguel
Laguna Beach
Pacific Ocean
Santa Barbara Island
Santa Catalina Island
Vincent

FCB BANCORP

The Franchise
FCB Bancorp
Q1 2006
(in millions)
Assets
$481.1
Loans
$353.6
ROTE
13.9%
Net Interest Margin
5.1%
Date Deposits
City Opened 2006
(in millions)
Camarillo
1979 $110.8
Westlake Village
1990 $38.7
Oxnard
2000 $32.6
Ventura
2002 $28.9
Thousand Oaks
2003 $36.9
Simi Valley
2005 $24.8
Irvine
acquired 2005
$60.8
Anaheim Hills
acquired 2005
$30.3

Overview of the Company
First California Bank (“FCBA”) is a state-chartered bank headquartered in
Camarillo, California and founded in 1979.
This Management Team joined First California Bank in 1999.
Currently FCBA conducts its business from 8 full service offices in Anaheim
Hills, Camarillo, Irvine, Oxnard, Simi Valley, Thousand Oaks, Ventura, and
Westlake Village.
As of June 30, 2006, FCBA had approximately $500 million in assets and
130 full-time equivalent employees.
Current Ownership:
Board & Senior Management owns approximately 27%
Institutional investors own approximately 33%

The Business Strategy
Focus on Small Business Banking
Up to $65 million in annual sales
$1 million to $3 million average credit facility
Focus on Expansion Strategy
De Novo Branching
Acquisitions
Increase Low Cost Core Deposits
Business relationship banking – deposit opportunities with every loan
Focus on Risk Management

Well Diversified Loan Portfolio
*Compound annual growth rate (CAGR) reflects 12/31/2000-3/31/2006
CAGR*: 30%
$26,301
$195,864
$31,859
$29,860
$66,107
$1,347
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 1Q 2006
Construction & Development Commercial RE Multifamily 1-4 Family C&I Consumer

9 Loan Portfolio as of March 31, 2006 Multifamily RE 9.1% Commercial RE 55.7% Consumer 0.4% Construction 7.5% C&I 18.8% 1-4 Family RE 8.5%

High Level of Core Deposits
CAGR*: 26%
*Compound annual growth rate (CAGR) reflects 12/31/2000-3/31/2006
$108,560
$24,280
$73,548
$84,869
$100,575
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 1Q 2006
Demand Deposits Other Transaction Accts MMDAs & Savings CD < $100k CD > $100k

11 Deposits as of March 31, 2006 MMDA 13.8% Other savings 5.0% CD < $100k 21.7% CD > $100k 25.6% Transaction accounts 6.2% Demand deposits 27.7%

De Novo Branch Growth Strategy
De Novo Branching Growth Strategy
Target communities
Recruit talent
Build LPO / Branch around talent
Target 12 month break-even
Success
Oxnard opened 2000
Ventura opened 2002
Thousand Oaks opened 2003
Simi Valley opened 2005 - Deposits today $25 million

Acquisition Growth Strategy
South Coast Acquisition
On February 2, 2005 FCBA announced the acquisition of South Coast Bancorp for $36 million in cash.
Transaction multiples include:
–
Price/Book
–
Price/Tangible Book
–
Price/LTM earnings
(1) Assumes 2004 earnings are adjusted to reflect full tax-effects and book value adjusted to reflect purchase accounting fair value adjustments
(2) Source SNL;  Reflects average of M&A bank transactions announced since January 1, 2004
< $150 M deal value
Actual Adjusted
(1)
2.1x 1.8x 2.6x
2.1x 1.8x 2.6x
12.0x 18.7x 23.8x
Avg. Western
M&A Multiples
(2)

Acquisition Growth Strategy (cont’d)
Execution & Integration
On September 30, 2005, completed formation of new bank-holding company
FCB Bancorp FCB Bancorp
On September 30, 2005:
–
Completed successful Common Equity Offering of $22 million
–
Issued $10 million of Trust Preferred securities
–
Closed South Coast Acquisition
On December 5, 2005:
–
Integrated South Coast Bank
–
Sold South Coast charter for $1 million
On March 31, 2006:
–
Reported FD EPS of $0.31 15% increase over prior year
(on
a pro-forma
basis)

FCB Bancorp & National Mercantile Bancorp FCB Bancorp & National Mercantile Bancorp Merger of Equals Merger of Equals Announced June 15, 2006

Forward-Looking Statements
This presentation contains forward-looking statements that are:
subject to contingencies & uncertainties
not a guarantee of future performance
based on assumptions that may change
not to be relied on unduly
These include statements relating to
EPS and other growth rates
Accretion
Costs savings
Increased liquidity and visibility
Many factors are beyond our ability to control or predict, including:
Shareholder and regulatory approvals
Interest rate volatility
Impact of national/regional economy on small business loan demand
Loan delinquency rates
Ability of companies to retain employees and customers
Acquisition synergies and cost saving
Please see risk factors in MBLA’s  and FCBA’s 10-K and other SEC filings.

Additional Information
The proposed merger will be submitted to the shareholders of each of National Mercantile Bancorp and FCB Bancorp for their consideration.  First California Financial Group, Inc. will file a registration statement, which will include a joint proxy statement/prospectus to be sent to the shareholders of each of National Mercantile Bancorp and FCB Bancorp, and each of First California Financial Group, National Mercantile Bancorp and FCB Bancorp may file other relevant documents concerning the proposed merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First California Financial Group, National Mercantile Bancorp and FCB Bancorp, at the SEC’s
website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing National
Mercantile Bancorp’s website (http://www.nmbla.com) under the tab “Investor Relations”, or by accessing FCB Bancorp’s website (http://www.fcbank.com) under the tab “About Us”.
National Mercantile Bancorp and FCB Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of National Mercantile Bancorp and FCB Bancorp in
connection with the proposed merger. Information about the directors and executive officers of National Mercantile
Bancorp is set forth in the proxy statement for its 2006 annual meeting of shareholders, as filed with the SEC on April 20,
2006. Information about the directors and executive officers of FCB Bancorp is set forth in its Annual Report on Form 10-
K, as filed with the SEC on March 31, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.

Partnership of 2 Fast Growing Banks
MBLA
11 quarters of EPS growth
1Q06 EPS increased 40%
NIM 5.49% in 1Q06
NPA/Assets 0.06%
Serving affluent communities
LA and Orange Counties
Expertise in business niche markets
FCBA
25% + CAGR in loans and deposits since
2000
1Q06 EPS increased 75%
NIM 5.05% in 1Q06
Total NCOs since 2000 <$500,000
Focus on small businesses
LA, Ventura & Orange Counties
As of March 31, 2006, compared to prior year

Expected Transaction Benefits
Enhances both banking franchises
Expanded reach in fast-growing
markets
$1 billion in assets
Appealing demographics
Complementary branch locations
Enhanced lending capabilities
Larger legal lending limit
Accretive to GAAP EPS in 2007
Low risk transaction
Modest cost savings
Expanded platform for growth
Strong management team
Enhanced opportunities for staff
Increase market cap
Improve liquidity and visibility

E Palmdale Blvd
Palmdale
Vincent
Los Padres National Forest
C A L I F O R N I A
V E N T U R A
Santa Clara
Mira Monte
Ojai
Oak View
Fillmore
Santa Clarita
Santa Paula
Angeles National Forest
Ventura
Moorpark
Simi Valley
San Fernando
L O S A N G E L E S
San Gabriel Wilderness
El Rio
Camarillo
Oxnard
Thousand Oaks
La Crescenta
La Canada Flintridge
Altadena
Burbank
Port Hueneme
Calabasas
Glendale
Pasadena
Monrovia
Glendora
Westlake Village
Agoura Hills
South Pasadena
San Dimas
La Verne
West Hollywood
Alhambra
Covina
Claremont
Santa Monica Mountains National Recreation Area
Beverly Hills
El Monte
West Covina
Pomona
Los Angeles
Anacapa Island
Malibu
Santa Monica
Culver City
East Los Angeles
Rowland Heights
Chino
Florence
Bell
Whittier
Inglewood
Bell Gardens
Downey
La Habra
Santa Monica Bay
Lynwood
Norwalk
Compton
Paramount
La Mirada
Brea
Manhattan Beach
Gardena
Buena Park
Placentia
Fullerton
Lakewood
Torrance
West Carson
Stanton
Anaheim
Rancho Palos Verdes
Long Beach
Garden Grove
Tustin
Seal Beach
Santa Ana
Los Angeles Harbor
Fountain Valley
Irvine
Huntington Beach
Costa Mesa
Lake Forest
O R A N G E
Newport Beach
Laguna Niguel
Pacific Ocean
Laguna Beach
San Juan Capistrano
Santa Barbara Island
Dana Point
Santa Catalina Island
Avalon
Gulf of Santa Catalina
Channel Islands
Copyright © 2004 Microsoft Corp. and/or its suppliers. All rights reserved.

FCB BANCORP

20 Southern California Branch Franchise FCBA (8) MBLA (5) MBLA LPO (1) FCBA LPO (2)

Summary of Transaction Terms
Consideration:
100% FCFG Stock,
Tax-free exchange
Fixed FCBA Exchange Ratio:
1.7904 x FCFG shares /FCBA
share (no collars/no walk-aways)
Fixed MBLA Exchange Ratio: 1 x FCFG Shares/MBLA share
Fully Diluted Ownership: MBLA 50.5% and FCBA 49.5%
Treatment of Options: Options roll
Expected Closing: Fourth Quarter of 2006

Pro Forma Entity
National Mercantile Bancorp + FCB Bancorp
=
First California Financial Group, Inc.
Board of Directors:
Initially 5 directors from MBLA and 5 directors from FCB Bancorp
Chairman will be Robert E. Gipson, now Chairman of MBLA
Vice Chairman will be John W. Birchfield, now Chairman of FCBA

Leadership Team
•
President and CEO C. G. Kum, FCBA’s CEO
•
Chief Financial Officer Romolo C. Santarosa, FCBA’s CFO
•
Chief Credit Officer Robert W. Bartlett, MBLA’s COO
•
Chief Strategy Officer David R. Brown, MBLA’s CFO
•
Head of Commercial Banking Thomas E. Anthony, FCBA’s CCO
Scott Montgomery, MBLA’s President and CEO, after assisting in the transition, will retire.

Large and Growing Markets
Population Total 13.7 million
• LA County = 9.9 million
• Ventura County   =  0.8 million
• Orange County = 3.0  million
Diverse Economy
• Manufacturing
• Trade
• Tourism
• Technology
• Entertainment
Rising employment and personal income

25 Balance Sheet $0 $100 $200 $300 $400 $500 Loans Deposits Assets MBLA FCBA $ in millions As of March 31, 2006

Pro Forma Financial Impact
$     46.7
$  39 1.8
$   353.6
$   481.0
FCBA
$    39.3
$  405.4
$  353.5
$  479.9
MBLA
$     123.8 Equity
$   797.2 Deposits
$   707.1 Loans
$   998.7 Assets
Pro Forma
($ in millions)
As of March 31, 2006

27 Loan Mix MBLA 3% 3% 25% 5% 27% 37% Construction Commercial RE Multifamily Residential C&I Consumer & Other FCBA 1% 19% 7% 56% 9% 8% As of March 31, 2006

28 Pro Forma Loan Mix Construction 17% Multifamily 7% Residential 6% Consumer & Other 2% Commercial RE 46% C&I 22% As of March 31, 2006

29 MBLA 28% 5% 23% 8% 30% 6% Checking Interest Checking Savings Money Market CD<$100K CD>$100K Deposit Mix FCBA 26% 14% 22% 27% 6% 5% As of March 31, 2006

30 Pro Forma Deposit Mix Checking 29% Savings 6% CD>$100K 27% Interest Checking 7% Money Market 18% CD<$100K 13% As of March 31, 2006

Pro Forma Bank Deposit Market Share*
* Banks headquartered in L.A., Orange and Ventura Counties
Source: SNL Securities as of 6/30/2005
Rank Company Name Ticker
1 City National Corporation CYN
2 Fremont General Corporation FMT
3 East West Bancorp, Inc. EWBC
4 Cathay General Bancorp, Inc. CATY
5 Hanmi Financial Corporation HAFC
6 Farmers & Merchants Bank of Long Beach FMBL
7 Nara Bancorp, Inc. NARA
8 Center Financial Corporation CLFC
9 Wilshire Bancorp Inc. WIBC
10 First Regional Bancorp FRGB
11 Preferred Bank PFBC
First California Financial Group, Inc.
12 Beverly Hills Bancorp Inc. BHBC
13 Pacific Mercantile Bancorp PMBC
14 Alliance Bancshares California ABNS
15 American Business Bank AMBZ
16 Saehan Bancorp SAEB
17 National Mercantile Bancorp MBLA
18 FCB Bancorp FCBA
19 Premier Commercial Bancorp PCBP
20 Sunwest Bancorp SWBC
21 Pacific City Bank PFCY
Total Other (31)
Total
Deposits Market
YTD Share
($000) (%)
11,908,529 22.24%
9,256,980 17.29%
7,023,676 13.12%
5,024,464 9.38%
2,818,866 5.26%
2,139,797 4.00%
1,650,623 3.08%
1,491,082 2.78%
1,481,237 2.77%
1,468,438 2.74%
995,310 1.86%
797,184 1.49%
684,032 1.28%
625,162 1.17%
574,645 1.07%
456,314 0.85%
434,665 0.81%
405,352 0.76%
391,832 0.73%
254,523 0.48%
247,320 0.46%
236,746 0.44%
3,173,197 5.93%
53,539,974 100.00%

•
Enhances banking franchise
•
Low risk transaction
•
Expected to be accretive to EPS
•
Diversifies and expands lending capacity
•
Increases presence in fast-growing SoCal market
Transaction Summary
Transaction Summary

33 Q & A